                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Susan A. Buffum
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the Series VA variable annuity contracts (File No. 333-176374) issued through MetLife Investors USA Separate Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2011.

                         /s/ Susan A. Buffum
                         -----------------------------
                         Susan A. Buffum

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Michael K. Farrell
         Chairman of the Board, President and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the Series VA variable annuity contracts (File No. 333-176374) issued through MetLife Investors USA Separate Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2011.

                         /s/ Michael K. Farrell
                         -----------------------------
                         Michael K. Farrell

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Elizabeth M. Forget
                     Director and Executive Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the Series VA variable annuity contracts (File No. 333-176374) issued through MetLife Investors USA Separate Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                         /s/ Elizabeth M. Forget
                         -----------------------------
                         Elizabeth M. Forget

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                 George Foulke
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the Series VA variable annuity contracts (File No. 333-176374) issued through MetLife Investors USA Separate Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2011.

                         /s/ George Foulke
                         -----------------------------
                         George Foulke

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Jay S. Kaduson
                          Director and Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the Series VA variable annuity contracts (File No. 333-176374) issued through MetLife Investors USA Separate Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2011.

                         /s/ Jay S. Kaduson
                         -----------------------------
                         Jay S. Kaduson

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                             Bennett D. Kleinberg
                          Director and Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Bennett D. Kleinberg, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the Series VA variable annuity contracts (File No. 333-176374) issued through MetLife Investors USA Separate Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 2011.

                         /s/ Bennett D. Kleinberg
                         -----------------------------
                         Bennett D. Kleinberg

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Kevin J. Paulson
                      Director and Senior Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Kevin J. Paulson, a Director and Senior Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the Series VA variable annuity contracts (File No. 333-176374) issued through MetLife Investors USA Separate Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2011.

                         /s/ Kevin J. Paulson
                         -----------------------------
                         Kevin J. Paulson

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                            Robert E. Sollmann, Jr.
                     Director and Executive Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Sollmann, Jr., a Director and Executive Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the Series VA variable annuity contracts (File No. 333-176374) issued through MetLife Investors USA Separate Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                         /s/ Robert E. Sollmann, Jr.
                         -----------------------------
                         Robert E. Sollmann, Jr.

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Paul A. Sylvester
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the Series VA variable annuity contracts (File No. 333-176374) issued through MetLife Investors USA Separate Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                         /s/ Paul A. Sylvester
                         -----------------------------
                         Paul A. Sylvester

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Jeffrey A. Tupper
                     Director and Assistant Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the Series VA variable annuity contracts (File No. 333-176374) issued through MetLife Investors USA Separate Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2011.

                         /s/ Jeffrey A. Tupper
                         -----------------------------
                         Jeffrey A. Tupper

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                James J. Reilly
                           Vice President - Finance

   KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President - Finance of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with new versions of the rider offerings under the Series VA variable annuity contracts (File No. 333-176374) issued through MetLife Investors USA Separate Account A, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of September, 2011.

                         /s/ James J. Reilly
                         -----------------------------
                         James J. Reilly